UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2011

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 25, 2011, Thomas G. Lightner, 66, has been appointed Vice President, Operations, of Delta Design, Inc. ("Delta"), Cohu, Inc.’s (the "Company") wholly-owned semiconductor equipment subsidiary and principal business. James P. Walsh, Delta’s Vice President, Manufacturing since October 2007, will report to Mr. Lightner.

Mr. Lightner has been employed by the Company since July 2000 and has served as Delta’s Vice President, Manufacturing from April 2001 to October 2007, Vice President, Operations, of Broadcast Microwave Services, Inc., the Company’s wholly-owned microwave communications subsidiary from October 2007 to June 2010 and as Delta’s Vice President, Quality from June 2010 to January 2011.

No employment agreement has been entered into with Mr. Lightner.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

January 31, 2011	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer